Exhibit 99.1

VIACOMCBS

EARNINGS PRESS RELEASE | February 15, 2022

VIACOMCBS REPORTS Q4 AND FULL YEAR 2021 EARNINGS RESULTS

- **Total Company Revenue Increased 16% Year-Over-Year in Q4, Reflecting Growth Across All Revenue Types**
- **Quarterly Global Streaming Revenue Grew 48% Year-Over-Year to $1.3 Billion, Driven by Strength in Subscription and Advertising**
  - **Added a Record 9.4M Global Streaming Subscribers, Overwhelmingly Led By Paramount+, to Reach Over 56M Subscribers in the Quarter, and Achieved 84% Year-Over-Year Growth in Streaming Subscription Revenue**
  - **Fueled By a Diverse Global Content Offering, Subscriber Acquisition and Consumption on Paramount+ Accelerated - Driven By Original Scripted Dramas *1883* and *Mayor of Kingstown*; Family Friendly Films Such As *Clifford The Big Red Dog*; and Live Sports With The NFL ON CBS**
  - **Added 10M Pluto TV Global Monthly Active Users (MAUs) to Reach Over 64M and Grew Revenue by 45% Year-Over-Year**
- **Strengthened Financial Position by Generating $2.3B of Net Proceeds From Non-Core Asset Dispositions**
- **The Company is Hosting Virtual Investor Event Today, Detailing the Momentum of Paramount+ and More**

STATEMENT FROM

BOB BAKISH
President & CEO

"In the fourth quarter you saw the power of strategy and strength of execution across the company. Our success was evident across all lines of business, and spotlighted by streaming, where we achieved our best quarter ever in streaming subscription growth - more than doubling our subscriber additions from last quarter with a record 9.4M additions, expanding our total global streaming subscribers to over 56M. And, to top it off, we saw meaningful acceleration in our global Pluto TV MAUs, to reach over 64M and generate over $1 billion in revenue in the year. This sets us up well for 2022, where I'm tremendously excited to continue to build on this powerful momentum - investing in global content, distribution, and market expansion - to further drive scale."

Q4 AND FULL YEAR 2021 RESULTS*

$ IN MILLIONS, EXCEPT PER SHARE AMOUNTS

	Three Months Ended December 31			Twelve Months Ended December 31		
GAAP	**2021**	**2020**	**B/(W)%**	**2021**	**2020**	**B/(W)%**
Revenue	$ 8,000	$ 6,874	16 %	$ 28,586	$ 25,285	13 %
• Advertising**	2,634	2,600	1 %	9,267	8,333	11 %
• Affiliate**	2,110	2,067	2 %	8,394	8,023	5 %
• Streaming	1,315	888	48 %	4,193	2,561	64 %
• Theatrical	39	4	n/m	241	180	34 %
• Licensing and other	1,902	1,315	45 %	6,491	6,188	5 %
Operating income	$ 2,664	$ 1,083	146 %	$ 6,297	$ 4,139	52 %
Diluted EPS from continuing operations attributable to ViacomCBS	$ 3.05	$ 1.26	142 %	$ 6.69	$ 3.73	79 %
Non-GAAP*						
Adjusted OIBDA	$ 557	$ 1,183	(53)%	$ 4,444	$ 5,132	(13)%
Adjusted diluted EPS from continuing operations attributable to ViacomCBS	$ .26	$ 1.04	(75)%	$ 3.48	$ 4.20	(17)%

* Non-GAAP measures are detailed in the Supplemental Disclosures at the end of this release.
*During the fourth quarter of 2020, ViacomCBS entered into an agreement to sell Simon & Schuster, which was previously reported as the Publishing segment. Simon & Schuster has been presented as a discontinued operation in the company's consolidated financial statements for all periods.
**Excludes streaming revenue.
n/m - not meaningful

VIACOMCBS Q4 & FY 2021 EARNINGS

OVERVIEW OF Q4 REVENUE

REVENUE BY TYPE

- Advertising revenue grew 1% year-over-year, reflecting improved pricing, partially offset by lower political advertising and lower linear impressions.
- Affiliate revenue increased 2% year-over-year, reflecting higher reverse compensation, expanded distribution and rate increases, partially offset by subscriber declines.
- Streaming revenue rose 48% year-over-year:
  - Streaming subscription revenue grew 84% year-over-year, reflecting strong subscriber growth from the company's streaming subscription services.
  - Streaming advertising revenue grew 26% year-over-year, driven by growth in advertising on Pluto TV and Paramount+.
- Theatrical revenue reflects the fourth quarter release of *Clifford The Big Red Dog*, and the third quarter release of *PAW Patrol: The Movie*, while the prior-year period was impacted by the closure or reduced capacity of movie theaters in response to Covid.
- Licensing and other revenue increased 45% year-over-year, reflecting a higher volume of licensing, including from the comparison against the impact in 2020 from Covid-related production shutdowns.

TOTAL COMPANY REVENUE +16% YOY

STREAMING REVENUE +48% YOY

STREAMING SUBSCRIPTION REVENUE +84% YOY

STREAMING ADVERTISING REVENUE +26% YOY

$ IN MILLIONS	Three Months Ended December 31				Twelve Months Ended December 31			
	2021	2020	$ B/(W)	%	2021	2020	$ B/(W)	%
Advertising*	$ 2,634	$ 2,600	$ 34	1 %	$ 9,267	$ 8,333	$ 934	11 %
Affiliate*	2,110	2,067	43	2	8,394	8,023	371	5
Streaming	1,315	888	427	48	4,193	2,561	1,632	64
• Advertising	684	545	139	26	2,145	1,418	727	51
• Subscription	631	343	288	84	2,048	1,143	905	79
Theatrical	39	4	35	n/m	241	180	61	34
Licensing and other	1,902	1,315	587	45	6,491	6,188	303	5
Total Revenue	**$ 8,000**	**$ 6,874**	**$ 1,126**	**16 %**	**$ 28,586**	**$ 25,285**	**$ 3,301**	**13 %**

*Excludes streaming revenue   n/m - not meaningful

GLOBAL STREAMING HIGHLIGHTS

- Global streaming subscribers rose to more than 56M, adding a record breaking 9.4M subscribers in the quarter.
  - Subscriber additions in the quarter were overwhelmingly led by Paramount+, with 7.3M additions, bringing Paramount+ total subscribers to 32.8M in the quarter.
    - Domestically, Paramount+ saw record subscriber sign-ups and engagement from a variety of content, including *Clifford The Big Red Dog*, *Mayor of Kingstown*, *1883*, *South Park: Post Covid*, live events and the NFL.
    - Internationally, Paramount+ had great momentum, reflecting strong global and local content, including local sports such as A-League in Australia.
  - SHOWTIME OTT also had a record quarter with sign-ups and engagement, benefiting from hit originals, including *Dexter: New Blood* and *Yellowjackets*.
  - SkyShowtime, the new streaming joint venture with ViacomCBS and Comcast, plans to launch in more than 20 European markets encompassing 90 million homes starting later this year.
- Pluto TV revenue grew 45% year-over-year to $362M, as additions of 10M grew total MAUs to over 64M in the quarter.
  - During the quarter, Pluto TV launched in Italy, and announced a strategic partnership with Nordic Entertainment Group to bring Pluto TV to Sweden, Denmark, and Norway in 2022.

Paramount+


Clifford
The Big Red Dog


NFL

GLOBAL STREAMING SUBSCRIBERS
56M+
↑9.4M QoQ

pluto tv
GLOBAL MAUs
64M+
↑10M QoQ
REVENUE
+45% YOY

VIACOMCBS

2

[GRAPHIC APPEARS HERE]VIACOMCBS Q4 & FY 2021 EARNINGS
REPORTING SEGMENTS
[GRAPHIC APPEARS HERE]TV ENTERTAINMENT
â–ª     In Q4, CBS had the top scripted broadcast drama with NCIS, the top comedy with Young Sheldon, and the top three new programs with FBI: International, NCIS: Hawai’i and Ghosts. Also, THE NFL ON CBS averaged over 18 million viewers, more than any prime-time television sports, entertainment, or news series on any network this season.
â–ª Revenue grew 18% year-over-year, reflecting growth across all revenue streams.
– Advertising revenue increased 2% year-over-year, primarily reflecting improved pricing and an increase in original programming, partially offset by lower political advertising.
– Affiliate revenue grew 5% year-over-year, driven by growth in reverse compensation.
– Streaming revenue rose 64% year-over-year, reflecting subscriber and advertising growth at Paramount+.
– Licensing and other revenue increased 51% year-over- year, reflecting a higher volume of licensing, including from the comparison against the impact in 2020 from Covid-related production shutdowns.
â–ª Adjusted OIBDA decreased 73% year-over-year, reflecting the company’s increased investment in Paramount+.
$ IN MILLIONS    Three Months Ended December 31 Twelve Months Ended December 31
[GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE]2021     2020 $ B/(W) % 2021 2020 $ B/(W) %
[GRAPHIC APPEARS HERE]Revenue    $ 3,687 $ 3,112 $ 575 18% $ 12,931 $ 10,700 $ 2,231 21%
â–ª Advertising*     1,539 1,505 34 2 5,377 4,639 738 16
â–ª Affiliate*     721 688 33 5 2,803 2,614 189 7
â–ª Streaming     489 298 191 64 1,551 911 640 70
[GRAPHIC APPEARS HERE] â–ª     Licensing and other 938    621 317 51 3,200 2,536 664 26 Expenses 3,540 2,563 (977) (38) 11,848 8,843 (3,005) (34)
Adjusted OIBDA     $ 147     $ 549     $ (402) (73)% $ 1,083     $ 1,857     $ (774) (42)%
*Excludes streaming revenue

[GRAPHIC APPEARS HERE]CABLE NETWORKS
•    In Q4, ViacomCBS maintained leadership as the #1 portfolio in share of viewing among key demos (P2+, P12-17, P18-34, P18-49, P25-54), and owned the #1 cable series with Yellowstone and the #1 cable series among K2-11 with Paw Patrol.
â–ª Revenue increased 17% year-over-year, reflecting growth across all revenue streams.
– Advertising revenue increased slightly year-over-year, as the benefits from improved pricing and the acquisition of Chilevisión were largely offset by lower linear impressions.
– Affiliate revenue grew 1% year-over-year, reflecting higher revenues from expanded vMVPD distribution, rate increases, and pay-per-view boxing events, partially offset by subscriber declines.
– Streaming revenue increased 40% year-over-year, largely fueled by advertising revenue growth from Pluto TV, as well as growth in subscribers for subscription streaming services.
– Licensing and other revenue increased 87% year-over-year, primarily driven by a higher volume of licensing, led by the licensing of programming to Paramount+.
â–ª Adjusted OIBDA decreased 34% year-over-year, reflecting an increased investment in international streaming services and an increase in original programming.
$ IN MILLIONS    Three Months Ended December 31 Twelve Months Ended December 31
[GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE]2021    2020 $ B/(W) % 2021 2020 $ B/(W) %
Revenue    $ 4,008 $ 3,438 $     570 17% $ 14,200 $ 12,589 $     1,611 13%
[GRAPHIC APPEARS HERE] â–ª Advertising*     1,101 1,099 2 — 3,907 3,721 186 5
â–ª     Affiliate*    1,389 1,379 10 1 5,591 5,409 182 3
[GRAPHIC APPEARS HERE] â–ª Streaming     826 590 236 40 2,642 1,650 992 60
[GRAPHIC APPEARS HERE]â–ª     Licensing and other
Expenses
[GRAPHIC APPEARS HERE] Adjusted OIBDA     $ 532     $ 801     $ (269) (34)% $ 3,747     $ 3,746     $ 1 — %
*Excludes streaming revenue
[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]FILMED ENTERTAINMENT
â–ª Revenue rose 61% year-over-year, driven by higher theatrical and licensing revenues.
– Theatrical includes revenues from the fourth quarter release of Clifford The Big Red Dog, and the third quarter release of PAW Patrol: The Movie, while the prior-year period was impacted by the closure or reduced capacity of movie theaters in response to Covid.
– Licensing and other revenue increased 54% year-over-year driven by a higher volume of licensing, including to our owned streaming services and from the comparison against the impact in 2020 from Covid-related production shutdowns.
â–ª     Adjusted OIBDA increased $36 million year-over-year, reflecting higher profits from the licensing of our content, partially offset by higher distribution costs from the timing of theatrical releases.
$ IN MILLIONS    Three Months Ended December 31 Twelve Months Ended December 31
2021
2020
$B/(W) %
2021
2020
$B/(W) %
Revenue$ 826
$ 514
$ 312
61%
$ 3,070
$ 2,562
$508 20%
â–ª Theatrical39
4
35
n/m
241
180
6134
â–ª Licensing and other 787
510
277
54
2,829
2,382
447 19
Expenses
772
496
(276)
(56)
2,702
2,347
(355)
(15)
Adjusted OIBDA
$ 54
$ 18
$ 36
200%
$ 368
$ 215
$ 153
71%
n/m = not meaningful
BALANCE SHEET
& LIQUIDITY
[GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE]
CASH ON BALANCE SHEET
UNDRAWN REVOLVING CREDIT FACILITY

ABOUT VIACOMCBS
CAUTIONARY NOTE CONCERNING FORWARD-LOOKING STATEMENTS
This communication contains both historical and forward-looking statements, including statements related to our future results and performance. All statements that are not statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Similarly, statements that describe our objectives, plans or goals are or may be forward-looking statements. These forward-looking statements reflect our current expectations concerning future results and events; generally can be identified by the use of statements that include phrases such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “foresee,” “likely,” “will,” “may,” “could,” “estimate” or other similar words or phrases; and involve known and unknown risks, uncertainties and other factors that are difficult to predict and which may cause our actual results, performance or achievements to be different from any future results, performance or achievements expressed or implied by these statements. These risks, uncertainties and other factors include, among others: risks related to our streaming initiatives; changes in consumer behavior, as well as evolving technologies, distribution platforms and packaging; the impact on our advertising revenues as a result of changes in consumer viewership, advertising market conditions and deficiencies in audience measurement; our ability to maintain attractive brands and our reputation, and to offer popular programming and other content; increased costs for content and other rights; competition for talent, content, audiences, subscribers, advertising and distribution; the potential for loss of carriage or other reduction in or the impact of negotiations for the distribution of our content; losses due to asset impairment charges for goodwill, intangible assets, FCC licenses and programming; risks related to our ongoing investments in new businesses, products, services and technologies, through acquisitions and other strategic initiatives; evolving business continuity, cybersecurity, privacy and data protection and similar risks; content infringement; the impact of Covid-19 and other pandemics and measures taken in response thereto; domestic and global political, economic and regulatory factors affecting our businesses generally; liabilities related to discontinued operations and former businesses; the loss of existing or inability to hire new key employees or secure creative talent; strikes and other union activity; potential conflicts of interest arising from our ownership structure with a controlling stockholder; and other factors described in our news releases and filings with the Securities and Exchange Commission, including but not limited to our most recent Annual Report on Form 10-K and reports on Form 10-Q and Form 8-K. There may be additional risks, uncertainties and factors that we do not currently view as material or that are not necessarily known. The forward-looking statements included in this communication are made only as of the date of this communication, and we do not undertake any obligation to publicly update any forward-looking statements to reflect subsequent events or circumstances.

VIACOMCBS Q4 & FY 2021 EARNINGS
CONTACTS
PRESS     INVESTORS
[GRAPHIC APPEARS HERE]Justin Dini
Executive Vice President, Corporate Communications
(212) 846-2724 justin.dini@viacomcbs.com
Peter Collins
Vice President, Corporate Communications (917) 826-4182 peter.collins@viacomcbs.com
Justin Blaber
Senior Director, Corporate Communications (646) 823-6616 justin.blaber@viacomcbs.com
Anthony DiClemente
Executive Vice President, Investor Relations (917) 796-4647 anthony.diclemente@viacomcbs.com
Jaime Morris
Senior Vice President, Investor Relations (646) 824-5450 jaime.morris@viacomcbs.com
Robert Amparo
Director, Investor Relations (347) 223-1682 robert.amparo@viacomcbs.com

VIACOMCBS INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited; in millions, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2021	2020	2021	2020
Revenues	$ 8,000	$ 6,874	$ 28,586	$ 25,285
Costs and expenses:				
Operating	5,452	4,213	17,744	14,992
Selling, general and administrative	1,991	1,516	6,398	5,320
Depreciation and amortization	101	99	390	430
Restructuring and other corporate matters	19	177	100	618
Total costs and expenses	7,563	6,005	24,632	21,360
Net gain on sales	2,227	214	2,343	214
Operating income	2,664	1,083	6,297	4,139
Interest expense	(241)	(268)	(986)	(1,031)
Interest income	16	21	53	60
Net gains from investments	—	174	47	206
Loss on extinguishment of debt	—	—	(128)	(126)
Other items, net	(22)	(27)	(77)	(101)
Earnings from continuing operations before income taxes and equity in earnings (loss) of investee companies	2,417	983	5,206	3,147
Provision for income taxes	(334)	(183)	(646)	(535)
Equity in earnings (loss) of investee companies, net of tax	(11)	2	(91)	(28)
Net earnings from continuing operations	2,072	802	4,469	2,584
Net earnings from discontinued operations, net of tax	36	27	162	117
Net earnings (ViacomCBS and noncontrolling interests)	2,108	829	4,631	2,701
Net earnings attributable to noncontrolling interests	(50)	(19)	(88)	(279)
Net earnings attributable to ViacomCBS	$ 2,058	$ 810	$ 4,543	$ 2,422
Amounts attributable to ViacomCBS:				
Net earnings from continuing operations	$ 2,022	$ 783	$ 4,381	$ 2,305
Net earnings from discontinued operations, net of tax	36	27	162	117
Net earnings attributable to ViacomCBS	$ 2,058	$ 810	$ 4,543	$ 2,422
Basic net earnings per common share attributable to ViacomCBS:				
Net earnings from continuing operations	$ 3.10	$ 1.27	$ 6.77	$ 3.74
Net earnings from discontinued operations	$ .06	$ .04	$ .25	$ .19
Net earnings	$ 3.16	$ 1.31	$ 7.02	$ 3.93
Diluted net earnings per common share attributable to ViacomCBS:				
Net earnings from continuing operations	$ 3.05	$ 1.26	$ 6.69	$ 3.73
Net earnings from discontinued operations	$ .05	$ .04	$ .25	$ .19
Net earnings	$ 3.11	$ 1.31	$ 6.94	$ 3.92
Weighted average number of common shares outstanding:				
Basic	647	617	641	616
Diluted	662	620	655	618

CONSOLIDATED BALANCE SHEETS (In millions, except per share amounts)
ASSETS
Current Assets:
At December 31,
20212020
Cash and cash equivalents
$6,267
$2,984
Receivables, net
6,984
7,017
Programming and other inventory
1,504
1,757
Prepaid expenses and other current assets
1,176
1,391
Current assets of discontinued operations
745
630
Total current assets
16,676
13,779
Property and equipment, net
1,736
1,994
Programming and other inventory
13,358
10,363
Goodwill
16,584
16,612
Intangible assets, net
2,772
2,826
Operating lease assets
1,630
1,602
Deferred income tax assets, net
1,206
993
Other assets
3,824
3,657
Assets held for sale
19
28
Assets of discontinued operations
815
809
Total Assets
$58,620
$52,663
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable
$800
$571
Accrued expenses
2,323
1,714
Participants’ share and royalties payable
2,159
2,005
Accrued programming and production costs
1,342
1,141
Deferred revenues
1,091
978
Debt
11
16
Other current liabilities
1,182
1,391
Current liabilities of discontinued operations
571
480
Total current liabilities
9,479
8,296
Long-term debt
17,698
19,717
Participants’ share and royalties payable
1,244
1,317
Pension and postretirement benefit obligations
1,946
2,098
Deferred income tax liabilities, net
1,063
778
Operating lease liabilities
1,598
1,583
Program rights obligations
404
243
Other liabilities
1,898
2,158
Liabilities of discontinued operations
213
220
Redeemable noncontrolling interest
107
197
Commitments and contingencies
1,110 (2021) and 1,068 (2020) shares issued
1
1
Additional paid-in capital
32,918
29,785
Treasury stock, at cost; 503 (2021 and 2020) Class B Shares
(22,958)
(22,958)
Retained earnings
14,343
10,375
Accumulated other comprehensive loss
(1,902)
(1,832)
Total ViacomCBS stockholders’ equity
22,402
15,371
Noncontrolling interests
568
685
Total Equity
22,970
16,056
Total Liabilities and Equity
$58,620
$52,663
ViacomCBS stockholders’ equity:
5.75% Series A Mandatory Convertible Preferred Stock, par value $.001 per share;
25 shares authorized and 10 shares issued (2021)— —
41 (2021) and 52 (2020) shares issued— —
Class B Common Stock, par value $.001 per share; 5,000 shares authorized;

Operating Activities:
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
Year Ended December 31,
20212020
Net earnings (ViacomCBS and noncontrolling interests)$4,631 $2,701
Less: Net earnings from discontinued operations, net of tax162 117
Net earnings from continuing operations4,469 2,584
Adjustments to reconcile net earnings from continuing operations to net cash flow provided by operating activities from continuing operations:
Depreciation and amortization 390 430
Television programming and feature film cost amortization 13,352 11,045
Deferred tax provision 90 122
Stock-based compensation 192 274
Net gain on sales (2,343) (214) Net gains from investments (47) (206) Loss on extinguishment of debt 128 126
Equity in loss of investee companies, net of tax and distributions 96 34
Change in assets and liabilities
Decrease (increase) in receivables 179(68) Increase in inventory and related program and participation liabilities, net (16,584) (12,170) Increase in accounts payable and other liabilities 760 188
Decrease in pension and postretirement benefit obligations (61) (20) Increase in income taxes 265 2
Other, net (51)88
Net cash flow provided by operating activities from continuing operations835 2,215
Net cash flow provided by operating activities from discontinued operations118 79
Net cash flow provided by operating activities953 2,294
Investing Activities:
Investments (193) (59) Capital expenditures (354) (324) Acquisitions, net of cash acquired (54) (147) Proceeds from dispositions 3,028 593
Other investing activities (25)— Net cash flow provided by investing activities from continuing operations2,40263
Net cash flow used for investing activities from discontinued operations(7) (7) Net cash flow provided by investing activities 2,39556
Financing Activities:
Repayments of short-term debt borrowings, net—(706) Proceeds from issuance of senior notes —4,375
Repayment of long-term debt2,230) (2,901) Dividends paid on preferred stock (30) — Dividends paid on common stock(617)(600) Proceeds from issuance of preferred stock 983 — Proceeds from issuance of common stock 1,672 — Purchase of Company common stock— (58) Payment of payroll taxes in lieu of issuing shares for stock-based compensation(110) (93) Proceeds from exercise of stock options4085
Payments to noncontrolling interests(235) (59) Other financing activities7(53)
Net cash flow used for financing activities(152) (90) Effect of exchange rate changes on cash and cash equivalents(48) 25
Net increase in cash, cash equivalents and restricted cash3,148 2,285
Cash, cash equivalents and restricted cash at beginning of year
(includes $135 (2021) and $202 (2020) of restricted cash)3,119834
Cash, cash equivalents and restricted cash at end of year
(includes $135 (2020) of restricted cash)$6,267 $3,119

SUPPLEMENTAL DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES (Unaudited; in millions, except per share amounts)
Results for the three and twelve months ended December 31, 2021 and 2020 included certain items identified as affecting comparability. Adjusted operating income before depreciation and amortization (“Adjusted OIBDA”), adjusted earnings from continuing operations before income taxes, adjusted provision for income taxes, adjusted net earnings from continuing operations attributable to ViacomCBS, and adjusted diluted EPS from continuing operations (together, the “adjusted measures”) exclude the impact of these items and are measures of performance not calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We use these measures to, among other things, evaluate our operating performance. These measures are among the primary measures used by management for planning and forecasting of future periods, and they are important indicators of our operational strength and business performance. In addition, we use Adjusted OIBDA to, among other things, value prospective acquisitions. We believe these measures are relevant and useful for investors because they allow investors to view performance in a manner similar to the method used by our management; provide a clearer perspective on our underlying performance; and make it easier for investors, analysts and peers to compare our operating performance to other companies in our industry and to compare our year-over-year results.
Because the adjusted measures are measures of performance not calculated in accordance with GAAP, they should not be considered in isolation of, or as a substitute for, operating income, earnings from continuing operations before income taxes, provision for income taxes, net earnings from continuing operations attributable to ViacomCBS or diluted EPS from continuing operations, as applicable, as indicators of operating performance. These measures, as we calculate them, may not be comparable to similarly titled measures employed by other companies.
The following tables reconcile the adjusted measures to their most directly comparable financial measures in accordance with GAAP.
[GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE]Three Months Ended    Twelve Months Ended
December 31,    December 31,
[GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE]2021    2020 20212020
[GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE]Operating income (GAAP)    $2,664 $1,083$6,297$4,139
Depreciation and amortization (a)    101 99390430
Restructuring and other corporate matters (b)    19 177100618
Programming charges (b)    — 38—159
[GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE]Net gain on sales (b)     (2,227)    (214)(2,343) (214) Adjusted OIBDA (Non-GAAP)$557$1,183$ 4,444 $5,132
(a) The year ended December 31, 2020 includes an impairment charge for FCC licenses of $25 million and accelerated depreciation of $12 million for technology that was abandoned in connection with synergy plans related to the merger of Viacom Inc. with and into CBS Corporation (the “Merger”).
(b) See notes on the following tables for additional information on items affecting comparability.

SUPPLEMENTAL DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES (Continued)
(Unaudited; in millions, except per share amounts)

	Three Months Ended December 31, 2021			
	Earnings from Continuing Operations Before Income Taxes	Provision for Income Taxes	Net Earnings from Continuing Operations Attributable to ViacomCBS	Diluted EPS from Continuing Operations
Reported (GAAP)	$ 2,417	$ (334)	$ 2,022	$ 3.05
Items affecting comparability:				
Restructuring and other corporate matters [(a)]	19	(5)	14	.02
Net gain on sales [(b)]	(2,227)	565	(1,662)	(2.51)
Discrete tax items [(c)]	—	(227)	(227)	(.34)
Impairment of equity-method investment, net of tax	—	—	34	.05
Impact of antidilution of Mandatory Convertible Preferred Stock [(d)]	—	—	—	(.01)
Adjusted (Non-GAAP)	$ 209	$ (1)	$ 181	$ .26

(a) Reflects severance costs associated with changes in management at certain of our businesses.

(b) Primarily reflects gains on the sales of CBS Studio Center and 51 West 52nd Street, an office tower that was formerly the headquarters of CBS ("51 West 52nd Street").

(c) Principally reflects the recognition of a capital loss associated with a change in the tax entity classification of a foreign subsidiary.

(d) The weighted average number of common shares outstanding used in the calculation of reported diluted EPS from continuing operations were 662 million and in the calculation of adjusted diluted EPS from continuing operations were 650 million. These amounts differ because adjusted diluted EPS excludes the effect of the assumed conversion of our Mandatory Convertible Preferred Stock into shares of common stock since the impact would have been antidilutive. As a result, in the calculation of adjusted diluted EPS, the weighted average number of diluted shares outstanding does not include the assumed issuance of shares upon conversion of preferred stock, and preferred stock dividends recorded during the three months ended December 31, 2021 of $14 million are deducted from net earnings from continuing operations.

	Three Months Ended December 31, 2020			
	Earnings from Continuing Operations Before Income Taxes	Provision for Income Taxes	Net Earnings from Continuing Operations Attributable to ViacomCBS	Diluted EPS from Continuing Operations
Reported (GAAP)	$ 983	$ (183)	$ 783	$ 1.26
Items affecting comparability:				
Restructuring and other corporate matters [(a)]	177	(40)	137	.22
Programming charges [(b)]	38	(10)	28	.05
Gain on sales [(c)]	(214)	31	(183)	(.30)
Net gain from investments [(d)]	(174)	42	(132)	(.21)
Discrete tax items	—	12	12	.02
Adjusted (Non-GAAP)	$ 810	$ (148)	$ 645	$ 1.04

(a) Reflects severance, exit costs and other costs related to the Merger.

(b) Primarily related to the abandonment of certain incomplete programs resulting from production shutdowns related to the coronavirus pandemic (" COVID-19").

(c) Reflects a gain on the sale of CNET Media Group ("CMG").

(d) Primarily reflects an increase in the value of our investment in fuboTV, Inc. ("fuboTV"), which was sold in the fourth quarter of 2020.

[GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE]Twelve Months Ended December 31, 2021
Earnings from Continuing Operations Before Income Taxes
Provision for
Income Taxes
Net Earnings from Continuing Operations Attributable to ViacomCBS
Diluted EPS from Continuing Operations
Reported (GAAP)
$5,206
$(646)
$4,381
$6.69
Items affecting comparability:
Restructuring and other corporate matters (a)
100
(25)
75
.11
Net gain on sales (b)
(2,343)
592
(1,751)
(2.67)
Gains from investments (c)
(47)
11
(36)
(.05)
Loss on extinguishment of debt
128
(30)
98
.15
Pension settlement charge (d)
10
(2)
8
.01
—
(517)
(517)
(.79)
Impairment of equity-method investment, net of tax — — 34 .05
Impact of antidilution of Mandatory
Convertible Preferred Stock (f) — — — Adjusted (Non-GAAP) $3,054 $(617) $2,292 3.48
[GRAPHIC APPEARS HERE](a) Reflects severance costs associated with changes in management at certain of our businesses and the impairment of lease assets in connection with cost transformation initiatives related to the Merger.
(b) Primarily reflects gains on the sales of CBS Studio Center, 51 West 52nd Street and a noncore trademark licensing operation.
(c) Primarily reflects a gain of $37 million on the sale of an investment and a gain of $9 million from an increase in the fair value of an investment that was sold during the third quarter of 2021.
(d) Reflects the accelerated recognition of a portion of the unamortized actuarial losses due to the volume of lump sum benefit payments in one of our pension plans.
(e) Primarily reflects a benefit of $260 million to remeasure our United Kingdom (“U.K.”) net deferred income tax asset as a result of the enactment of an increase in the U.K. corporate income tax rate from 19% to 25% beginning April 1, 2023, a benefit of $229 million from the recognition of a capital loss associated with a change in the tax entity classification of a foreign subsidiary, as well as a net tax benefit in connection with the settlement of income tax audits.
(f) The weighted average number of common shares outstanding used in the calculation of reported diluted EPS from continuing operations were 655 million and in the calculation of adjusted diluted EPS from continuing operations were 646 million. These amounts differ because adjusted diluted EPS excludes the effect of the assumed conversion of our Mandatory Convertible Preferred Stock into shares of common stock since the impact would have been antidilutive. As a result, in the calculation of adjusted diluted EPS, the weighted average number of diluted shares outstanding does not include the assumed issuance of shares upon conversion of preferred stock, and preferred stock dividends recorded during the year ended December 31, 2021 of $44 million are deducted from net earnings from continuing operations.

[GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE]Twelve Months Ended December 31, 2020
Earnings from Continuing Operations Before Income Taxes
Provision for
Income Taxes
Net Earnings from Continuing Operations Attributable to ViacomCBS
Diluted EPS from Continuing Operations
Reported (GAAP)
$3,147
$(535)
$2,305
$3.73
Items affecting comparability:
Restructuring and other corporate matters (a)
618
(133)
485
.79
Impairment charge (b)
25
(6)
19
.03
Depreciation of abandoned technology (c)
12
(3)
9
.01
Programming charges (d)
159
(39)
120
.20
Gain on sales (e)
(214)
31
(183)
(.30)
Net gains from investments (f)
(206)
50
(156)
(.25)
Loss on extinguishment of debt
126
(29)
97
.16
Discrete tax items (g)
—
(110)
(110)
(.18)
Impairment of equity-method investment, net of tax
—
—
9
.01
Adjusted (Non-GAAP)
$3,667
$(774)
$2,595
$4.20
(a) Reflects severance, exit costs and other costs related to the Merger and a charge to write down property and equipment classified as held for sale.
(b) Reflects a charge to reduce the carrying values of FCC licenses in two markets to their fair values.
(c) Reflects accelerated depreciation for technology that was abandoned in connection with synergy plans related to the Merger.
(d) Primarily related to the abandonment of certain incomplete programs resulting from production shutdowns related to COVID-19. (e) Reflects a gain on the sale of CMG.
(f) Primarily reflects an increase in the value of our investment in fuboTV, which was sold in the fourth quarter of 2020.
(g) Primarily reflects a benefit from the remeasurement of our U.K. net deferred income tax asset as a result of an increase in the U.K. corporate income tax rate from 17% to 19% enacted during the third quarter of 2020.